Exhibit 3.18

FILE COPY

CERTIFICATE OF INCORPORATION

OF A PRIVATE LIMITED COMPANY

Company No. 4193340

The Registrar of Companies for England and Wales hereby certifies that

FOSSIL (UK) HOLDINGS LIMITED

is this day incorporated under the Companies Act 1985 as a private company and that the company is limited.

Given at Companies House, Cardiff, the 3rd April 2001

*N04193340B*

/s/ MRS. V.M. STEPHENS
MRS. V.M. STEPHENS

For The Registrar Of Companies

COMPANIES HOUSE

JORDANS

12

Please complete in typescript, or in bold black capitals

CHFP001

Declaration on application for registration

4193340

Company Name in full FOSSIL (UK) HOLDINGS LIMITED

I, MARK DAVID ANDERSON signing on behalf

of SWIFT INCORPORATIONS LIMITED

† Please delete as appropriate

do solemnly and sincerely declare that I am a † ~~[Solicitor engaged in the formation of the company]~~ [person named as director or secretary of the company in the statement delivered to the Registrar under section 10 of the Companies Act 1985] and that all the requirements of the Companies Act 1985 *in respect of the registration of the above company and of matters* precedent and incidental to it have been complied with.

And I make this solemn Declaration conscientiously believing the same to be true and by virtue of the Statutory Declarations Act 1835.

Declarant's signature [signature]

Declared at 21 ST THOMAS STREET BRISTOL BS1 6JS

	Day	Month	Year
on	03	04	2001

* Please print name

before me* GEORGE KEPPE

Signed [signature] **Date** 3/04/01

† ~~A Commissioner for Oaths or Notary Public or Justice of the Peace~~ or Solicitor

Please give the name, address, telephone number and, if available, a DX number and Exchange of the person Companies House should contact if there is any query.

JORDANS LIMITED
21 ST THOMAS STREET BRISTOL
BS1 6JS Tel 0117 923 0600
DX number DX exchange

PUB COMPANIES HOUSE *P59TIZHU* 0030 03/04/01

When you have completed and signed the form please send it to the Registrar of Companies at:
Companies House, Crown Way, Cardiff, CF14 3UZ DX 33050 Cardiff
for companies registered in England and Wales
or
Companies House, 37 Castle Terrace, Edinburgh, EH1 2EB
for companies registered in Scotland **DX 235 Edinburgh**

Form revised June 1998

A82477 JFL0039 / Rev 5.3 10/99

Please complete in typescript, or in bold black capitals. CHFP001 Notes on completion appear on final page Coll1)any Name in full Proposect Registered Officej (PO Box numbers only, are not . acceptable) Post town! County/ Region If the memorandum is delivered by an ~ent for the subscriber(s) of the memorandum mark the box opposite and give the agent’s name and address. Agent’s Address Post County/ Region Number of continuation sheets attached Please give the name, address, telephone number and, if available, a DX number and Exchange of the person Compani es House should contact if there is any query. JND2000 10 First directors and secretary and intended situation of registered office ~—————-~ 1 JORDANS LIMITED j21 ST THOMAS STREET IBRISTOL ~————-~Postcode ‘~B_s_1_6_J_s____ ~ D JORDANS LIMITED 21 ST THOMAS STREET BRISTOL BSl 6JS Tel 0117 923 0600 DX number DX exchange When you have completed and signed the form please send it to the Registrar of Companies at: Companies House, Crown Way, Cardiff, CF14 3UZ DX 33050 Cardiff for companies registered in England and Wales or Companies House, 37 Castle Tenace, Edinburgh, EH1 2EB for companies registered In Scotland DX 235 Edinburgh JFL0035a/ Rev5.4 10/99

Company Secretary (see notes 1-5)

Company name	
NAME *Style / Title	*Honours etc
Forename(s)	
Surname	SWIFT INCORPORATIONS LIMITED
Previous forename(s)	
Previous surname(s)	
Address	1 MITCHELL LANE
Post town	BRISTOL
County / Region	Postcode BS1 6BU
Country	ENGLAND

* Voluntary details

Usual residential address
For a corporation, give the registered or principal office address.

I consent to act as secretary of the company named on page 1

Consent signature [signature] **Date** 3 - APR 2001

Directors (see notes 1-5)

Please list directors in alphabetical order

NAME *Style / Title	*Honours etc
Forename(s)	
Surname	INSTANT COMPANIES LIMITED
Previous forename(s)	
Previous surname(s)	
Address	1 MITCHELL LANE
Post town	BRISTOL
County / Region	Postcode BS1 6BU
Country	ENGLAND
Date of birth (Day Month Year)	**Nationality** UK REGISTERED
Business occupation	COMPANY REGISTRATION AGENT
Other directorships	NONE

Usual residential address
For a corporation, give the registered or principal office address.

I consent to act as director of the company named on page 1

Consent signature [signature] **Date** 3 - APR 2001

This section is signed by an agent on behalf of all subscribers **Signed** [signature] **Date** 3 - APR 2001